UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-HE8
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

         Delaware                  333-132809-45              13-3387389
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation              File Number           Identification No. of
       of depositor)            of issuing entity)            depositor)

85 Broad Street, New York, New York                             10004
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(Address of principal executive offices of depositor)         (Zip Code)

Depositor's telephone number, including area code (212) 902-1000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On December 27, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, The Bank of New York Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator of GSAMP Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8.

      The Company is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of December 27, 2006, which information is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of December 27, 2006.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 29, 2006                   GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------
99.1                     Schedule of information regarding the          (E)
                         Mortgage Loans as of December 27,
                         2006.